UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2008

Penn Treaty American Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14681	23-1664166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3440 Lehigh Street, Allentown, Pennsylvania 18103
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 965-2222

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 3, 2008, NYSE Regulation, Inc. (“NYSE Regulation”) announced the suspension of the New York Stock Exchange (the “NYSE”) listing of the common stock of Penn Treaty American Corporation (the “Company”), effective with the open of business on October 3, 2008.

NYSE Regulation determined that the Company’s securities are longer suitable for trading on the NYSE in light of the Company’s October 3, 2008 announcement regarding an economic restructuring plan pursuant to which the Company (i) has suspended the issuance of new policies and (ii) will enter into a voluntary rehabilitation program with the Pennsylvania Department of Insurance no later than January 1, 2009 if certain events do not occur, as discussed more fully in the press release attached hereto as Exhibit 99.1.

NYSE Regulation also stated that the Company is delayed in filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and other quarterly reports with the Securities and Exchange Commission, and was operating under a late filer trading extension period with the NYSE that would have extended through October 31, 2008. However, in light of the aforementioned development, NYSE Regulation decided to take action to delist the Company’s common stock prior to the expiration of the extension period.

The Company’s common stock is currently listed and available for trade on the over-the-counter electronic market (the “Pink Sheets”) under the symbol PTYA..

Item 8.01	Other Events.

On October 3, 2008, the Company issued a press release announcing an economic restructuring plan and held a conference call to update its investors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A transcript of the Company’s conference call produced by the conference call facilitators is attached as Exhibit 99.2 to this Current Report Form 8-K. Certain revisions were made to the exhibit in the Current Report Form 8-K in order to correct typographical errors.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit	Description
99.1	Press release dated October 3, 2008 announcing economic restructuring plan.
99.2	Transcript of conference call held on October 3, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN TREATY AMERICAN CORPORATION

October 7, 2008	By: /s/ Mark Cloutier
Name:	Mark Cloutier
Title:	Executive Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated October 3, 2008 announcing economic restructuring plan.
99.2	Transcript of conference call held on October 3, 2008.

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